UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009

VWR Funding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1310 Goshen Parkway P.O. Box 2656 West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 431-1700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

VWR International, LLC, a direct, wholly owned subsidiary of VWR Funding, Inc., is participating in the Bank of America Merrill Lynch 2009 Credit Conference to be held December 2nd through 3rd, 2009 at the Crowne Plaza Hotel Times Square in New York City.

Gregory L. Cowan, Senior Vice President and Chief Financial Officer of VWR International and VWR Funding, is scheduled to present at 11:50 a.m. Eastern Time on Wednesday, December 2, 2009.

Scott G. Smith, Vice President and Treasurer of VWR International and VWR Funding, is also scheduled to attend the conference.

A copy of the slides to be used by Mr. Cowan during the presentation is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Slides to be used during Mr. Cowan’s December 2, 2009 presentation at the Bank of America Merrill Lynch 2009 Credit Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.

Date: December 1, 2009

By: / s/ Theresa A. Balog
Name: Theresa A. Balog
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Slides to be used during Mr. Cowan’s December 2, 2009 presentation at the Bank of America Merrill Lynch 2009 Credit Conference

4